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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 29, 2009

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                        RESEARCH FRONTIERS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                      1-9399               11-2103466
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)   (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)

                            240 CROSSWAYS PARK DRIVE
                          WOODBURY, NEW YORK 11797-2033
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure

(updated version to correct date used in first paragraph)

On July 29, 2009, Research Frontiers Inc. posted to its web site the following update regarding its licensee, Hitachi Chemical Co.'s
SPD film business:

Research Frontiers is pleased to congratulate Hitachi Chemical
Company on the launch of their new website devoted to Research
Frontiers' patented SPD-Smart light-control technology:

http://www.hitachi-chem.co.jp/english/products/aprm/006.html.

Also more information about Hitachi Chemical's SPD-Smart light-control film, and projections for the growth of this business for Hitachi, appeared in a recent article entitled "Hitachi Chemical Rolls Out Voltage-controlled Dimming Film":

http://techon.nikkeibp.co.jp/english/NEWS_EN/20090722/173318/.

This supplements the update made in June 2009 with comments and an analysts presentation made by Mr. Kazuyuki Tanaka, the president of Hitachi Chemical Company regarding their SPD Light-Control Business becoming part of Hitachi Chemical's Urgent Sales Growth Projects


Mr. Tanaka's complete presentation and remarks have been published by Hitachi Chemical and are available on their web site at:

http://www.hitachi-chem.co.jp/english/ir/accounts/2008_4q_tn.html

Mr. Tanaka's remarks highlight Hitachi Chemical's desire to establish new next-generation core businesses to supplement and replace its existing core businesses.




This report, the above-referenced article, and the Hitachi
CHemical website and presentation referred to hereing may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.


The information in this Form 8-K, the above-referenced article, and the Hitachi Chemical website and the presentation referred to herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RESEARCH FRONTIERS INCORPORATED



                                          /s/ Joseph M. Harary
                                          ---------------------------
                                          By: Joseph M. Harary
                                          Title: President

Dated: July 29, 2009